                      SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.

                           ---------------------

                                  FORM 8-K

                               CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) February 8, 2001



                           The Allstate Corporation
                           ------------------------
                (Exact Name of Registrant as Specified in Charter)




           Delaware                  1-11840                      36-3871531
       ---------------            ------------                  --------------
       (State or Other            (Commission                   (IRS Employer
       Jurisdiction of            File Number)                  Identification
        Incorporation)                                              Number)


  2775 Sanders Road, Northbrook, Illinois                            60062
 ----------------------------------------                         ----------
 (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (847) 402-5000
                                                   --------------






                                    Page 1 of 5
                             Exhibit Index at page 4

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Item 5.  OTHER EVENTS


     On February 8, 2001, the Registrant issued the press release attached hereto as Exhibit 99.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c)  Exhibits

Exhibit No.                           Description
-----------                           -----------
   99                 Registrant's press release dated February 8, 2001

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             THE ALLSTATE CORPORATION




                                             By /s/ Emma M. Kalaidjian
                                                ---------------------
                                                Name:  Emma M. Kalaidjian
                                                Title: Assistant Secretary



February 9, 2001

                               INDEX TO EXHIBITS


                                                                    Sequential
                                                                      Page
Number                   Description                                  Number
------                   -----------                                ----------

 99        Registrant's press release dated February 8, 2001             5